Putnam
Minnesota
Tax Exempt
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Putnam Minnesota Tax Exempt Income Fund was among the beneficiaries as the Federal Reserve Board dramatically reduced interest rates and equity investors continued to turn to bonds to ride out the stock market's extended period of turbulence. But the fund's successful run during the fiscal year ended May 31, 2001, was attributable to more than the favorable market environment for bonds.

During the period, Fund Manager Susan McCormack was able to maintain a portfolio that provided both a healthy stream of tax-free current income and potential for capital growth over the long term. These opportunities do not present themselves automatically; they must be actively pursued, and Putnam's extensive credit research capability made a major contribution to Susan's efforts.

In the following report, Susan discusses the fund's performance and strategy during fiscal 2001 in the context of the current market environment and then offers her insights into prospects for the months ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
July 18, 2001

REPORT FROM FUND MANAGEMENT

Susan A. McCormack

Rising demand for fixed-income investments, coupled with falling interest rates, created a positive environment for municipal bonds during Putnam Minnesota Tax Exempt Fund's fiscal year, which ended May 31, 2001. As volatility in the stock market intensified, investors became increasingly sensitive to risk, seeking a more traditional blend of investments, one that recognized the importance of wealth preservation as well as current returns. Municipal bonds and the funds that feature them have enjoyed renewed popularity because of their relative stability and because the interest they pay passes to investors free of federal income taxes. Most of the income your fund pays to Minnesota residents is also free of state taxes.

Total return for 12 months ended 5/31/01

      Class A           Class B          Class M
    NAV     POP       NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   10.61%   5.41%    9.78%   4.78%    10.15%   6.57%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* ECONOMIC ENVIRONMENT: A STUDY IN CONTRASTS

The investment environment over your fund's 2001 fiscal year can be divided into two contrasting periods. The stock market's plunge, which began in April 2000, shook the confidence of many investors. Volatile stock prices, combined with earnings shortfalls announced by many leading companies and declining prices on high-yield bonds, drove investors toward high-quality, conservative investments in the first half of the fund's fiscal year. The higher-quality areas of the market, including investment-grade and insured municipals, performed best.

During the second half of the fiscal year, the Federal Reserve Board made several cuts in interest rates, for a total reduction of 2.5 percentage points in the federal funds rate, the most dramatic rate of change since 1982. This helped the bond-price rally spread out from the top tier, benefiting lower-quality bonds as well. Your fund has been, and remains, a high-quality fund, with nearly 73% of its assets rated Aa/AA or higher by the major bond rating agencies. However, the fund also invests in lower-rated, higher-yielding bonds, even though these are hard to find because of Minnesota's high credit rating. In the course of the year, we purchased bonds rated BBB and below whenever we identified opportunities that satisfied our prudent risk criteria. In December 2000, as the difference in yields between comparable higher and lower-rated bonds began to narrow, high-yield bonds began to rally, benefiting your fund.



[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care                 28.6%

Education                   27.1%

Utilities                    9.3%

Housing                      8.9%

Transportation               7.3%

Footnote reads:
*Based on net assets as of 5/31/01. Holdings will vary over time.


* UNPRECEDENTED FED EASING FAVORABLE FOR FUND

Two of the recent rate cuts were announced outside of the Fed's normal meeting schedule. This suggests a sense of urgency on the part of the central bank and shows its determination to prevent the economy from entering a recession.

In addition to bringing about a bond price rally this year, the Fed's actions caused the yield curve to steepen considerably, which means that short-term interest rates fell well below long-term rates. In such an environment, the best place for bond investors to be is in the middle of the curve, with the greatest emphasis on bonds with intermediate maturities.

High-coupon bonds -- those paying more than the market rate -- also perform well when the yield curve steepens. Your fund has been emphasizing both intermediate-term bonds and those offering higher yields. Although this strategy hurt performance during the first half of fiscal 2001, it was a strong positive in the final half of the year.



[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 46.6%

Aa/AA -- 26.2%

Ba/BB -- 11.6%

A -- 8.1%

Baa/BBB -- 7.0%

VMIG1 -- 0.5%

Footnote reads:
*As a percentage of market value as of 5/31/01. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* PRIVATE COLLEGE, HEALTH-CARE BONDS OFFER OPPORTUNITIES

In a state as fiscally strong and conservatively managed as Minnesota, most municipal issuers carry credit ratings of the highest quality. However, we are committed to seeking the highest returns available on a risk-adjusted basis, so our research team continually works to identify higher-yielding opportunities that appear to have been overlooked by other investors. Some of your fund's best performers during the year have been bonds issued by private colleges and universities, securities with a single A rating. Quantitative research by our team of bond analysts was essential to the success of this strategy, which included the purchase of St. John's University bonds.


"Investors who fall into a marginal income-tax bracket of 28% or higher benefit the most from munis. But their yields now are so high relative to those on Treasuries that an individual in almost any bracket can reap attractive after-tax returns."

Barron's, "Out of the Storm: Bond funds offer needed diversity in uncertain times," April 9, 2001

Municipal bonds issued to benefit Minnesota's health-care institutions have been the fund's largest industry position throughout the year. Although the demand for health-care services is growing nationwide, cost pressures have hurt the industry, depressing bond prices and requiring health-care providers to offer higher yields to attract investors.

The financial challenges facing the industry date back to the Federal Balanced Budget Act of 1997, which placed caps on federal reimbursements to health-care facilities. Recently, however, the sector as a whole has regained some financial health. Poorly managed institutions have closed their doors, while state and federal budget surpluses have been applied to help support under-funded hospitals.

Many hospitals have improved their relationships with HMOs and some have divested their interests in unprofitable businesses. What's more, an increasing number of senior citizens are breathing life into the health-care industry by choosing to reside in assisted-living communities, many of which are funded through municipal bond issues.

* WITH ECONOMY, MARKETS IN TRANSITION, DIVERSIFICATION IS CRUCIAL

The concept of diversification, by sector, maturity and quality, is always an important strategy for us as portfolio managers. However, in times like these, when the economy is entering a slower period and interest rates are declining precipitously, we need to be especially watchful. For example, as the effects of the Fed's monetary policy cause long-term interest rates to fall, a lower-rated, higher-yielding bond may appreciate rapidly in price. Consequently, a small position in a BBB-rated bond has the potential to become large enough to disturb the balance we are so careful to maintain.

We also have been especially focused on the fund's average maturity this year because many issues have been in the portfolio for some time. Ten years ago, interest rates were much higher than they are today. A bond originally issued with 30 years to maturity and a 10-year call date may still have 20 more years to maturity, but it may become callable in one year or less. Given the changing rate environment, bond issuers have increasingly taken advantage of call provisions, returning principal and issuing new bonds at today's lower rates. Consequently, we have been paring down some issues with shorter call dates and actively searching for new, attractively priced bonds in diverse economic areas.

For example, we recently reduced the fund's holdings in bonds issued on behalf of Potlatch Corp. to finance the company's waste reclamation efforts. Potlatch produces wood products and pulp used to make paper. Weakness in this sector made a potential credit downgrade for this issue a source of concern, so we wanted to reduce the fund's exposure, without unduly sacrificing yield.

To keep the fund's assets at work in diverse economic sectors, we invested in bonds issued for American Crystal Sugar, a large sugar beet processing co-op active in northwest Minnesota and South Dakota. The company sells sugar to a major producer of breakfast cereals and soft drinks. The bonds are rated BBB+ by Standard & Poor's and have a coupon of 6%, maturing in 2018.

In general, however, suitable issues for this fund are difficult to find, which has prompted us to invest a small portion of assets in Nevada, Louisiana, and Washington, D.C., bonds. These issues, which account for less than 5% of your fund's total income, help us to maintain a stream of income that is exempt from federal income taxes while we search for additional opportunities inside Minnesota.

* FAVORABLE CONDITIONS LIKELY TO CONTINUE

In January, we disagreed with widespread concern that a recession was likely, if not a sure thing. Our current forecast is for the economy to continue to grow at an annualized rate of 2% to 3% in the next few quarters, with the strongest growth in the second calendar quarter, and slightly weaker growth in the third and fourth quarters. Despite high energy costs, we do not expect to see any significant increase in inflation.

As a result of this slow to moderate growth rate, and provided inflation stays in check, we foresee a favorable backdrop for the economy and for the tax-exempt markets. If our scenario proves correct, the bond market should be able to sustain a gradual price recovery, which would support strong returns for shareholders in fiscal 2002.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/01, there is no guarantee the fund will continue to hold these securities in the future. This fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign you an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m., Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Minnesota Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal and state tax consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 5/31/01

                     Class A         Class B          Class M
(inception dates)   (10/23/8)       (7/15/93)        (4/3/95)
                   NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            10.61%   5.41%   9.78%   4.78%  10.15%   6.57%
------------------------------------------------------------------------------
5 years           28.47   22.33   24.36   22.37   26.42   22.37
Annual average     5.14    4.11    4.46    4.12    4.80    4.12
------------------------------------------------------------------------------
10 years          76.15   67.72   63.84   63.84   70.19   64.69
Annual average     5.83    5.31    5.06    5.06    5.46    5.12
------------------------------------------------------------------------------
Annual average
(life of fund)     6.06    5.62    5.27    5.27    5.67    5.37
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/01

                  Lehman Brothers Municipal         Consumer
                         Bond Index                price index
------------------------------------------------------------------------------
1 year                     12.16%                     3.50%
------------------------------------------------------------------------------
5 years                    37.88                     13.35
Annual average              6.64                      2.54
------------------------------------------------------------------------------
10 years                   98.26                     30.90
Annual average              7.08                      2.73
------------------------------------------------------------------------------
Annual average
(life of fund)              7.38                      3.03
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 5/31/91

                                     Lehman Brothers
                 Fund's class A      Municipal Bond      Consumer price
Date              shares at POP          Index                index

5/31/91               9,425              10,000              10,000
5/31/92              10,413              10,982              10,302
5/31/93              11,486              12,296              10,634
5/31/94              11,863              12,599              10,878
5/31/95              12,485              13,751              11,224
5/31/96              13,024              14,379              11,549
5/31/97              14,204              15,572              11,807
5/31/98              15,167              17,034              12,006
5/31/99              15,472              17,830              12,257
5/31/00              15,436              17,677              12,647
5/31/01             $16,772             $19,826             $13,090

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $16,384 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $17,019 ($16,469 at public offering price).




PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/01

                                   Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions (number)               12              12              12
------------------------------------------------------------------------------
Income                           $0.447590       $0.390160       $0.421384
------------------------------------------------------------------------------
Capital gains 1                      --              --              --
------------------------------------------------------------------------------
  Total                          $0.447590       $0.390160       $0.421384
------------------------------------------------------------------------------
Share value:                    NAV     POP         NAV         NAV     POP
------------------------------------------------------------------------------
5/31/00                        $8.31   $8.72      $8.29        $8.31   $8.59
------------------------------------------------------------------------------
5/31/01                         8.73    9.17       8.70         8.72    9.01
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate 2         4.96%   4.72%      4.32%        4.67%   4.52%
------------------------------------------------------------------------------
Taxable equivalent 3            8.84    8.41       7.70         8.32    8.05
------------------------------------------------------------------------------
Current 30-day SEC yield 4      4.85    4.61       4.20         4.55    4.40
------------------------------------------------------------------------------
Taxable equivalent 3            8.64    8.21       7.48         8.11    7.84
------------------------------------------------------------------------------


1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 43.88% combined 2001 federal and Minnesota state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 6/30/01 (most recent calendar quarter)

                       Class A          Class B         Class M
(inception dates)     (10/23/89)       (7/15/93)        (4/3/95)
                     NAV      POP     NAV    CDSC      NAV     POP
------------------------------------------------------------------------------
1 year             8.55%     3.43%   7.76%   2.76%    8.14%   4.69%
------------------------------------------------------------------------------
5 years           27.37     21.34   23.32   21.34    25.49   21.36
Annual average     4.96      3.94    4.28    3.94     4.64    3.95
------------------------------------------------------------------------------
10 years          77.24     68.90   64.96   64.96    71.42   65.84
Annual average     5.89      5.38    5.13    5.13     5.54    5.19
------------------------------------------------------------------------------
Annual average
(life of fund)     6.05      5.61    5.27    5.27     5.67    5.37
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an index of approximately 20,000 investment-grade fixed-rate tax-exempt bonds. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam Minnesota Tax Exempt Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Minnesota Tax Exempt Income Fund (the "fund") at May 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 10, 2001



THE FUND'S PORTFOLIO
May 31, 2001

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.7%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
District of Columbia (0.3%)
-------------------------------------------------------------------------------------------------------------------
$           500,000 District of Columbia, Tobacco Settlement Fin.
                    Corp. Rev. Bonds, 6 3/4s, 5/15/40                                     A1          $     515,000

Louisiana (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds
                    (Lake Charles Memorial Hosp. Project),
                    8 5/8s, 12/1/30                                                       B+/P            1,015,000

Minnesota (97.0%)
-------------------------------------------------------------------------------------------------------------------
          1,045,000 Anoka Cnty., Hsg. & Redev. Auth. Hsg. Dev. G.O.
                    Bonds, AMBAC, 5s, 1/1/28                                              Aaa               997,975
          2,000,000 Anoka-Hennepin, G.O. Bonds (Indpt. School
                    Dist. No. 11) (School Dist. CR. Enhancement),
                    5s, 2/1/11                                                            Aa1             2,082,500
                    Bemidji, Hosp. Fac. Rev. Bonds (First Mtge.-North
                    Country Hlth. Svcs.)
          1,200,000 5 5/8s, 9/1/21                                                        A               1,177,500
          1,760,000 5 5/8s, 9/1/15                                                        A               1,775,400
          1,560,000 Big Lake, G.O. Bonds (Indpt. School Dist. No. 727),
                    Ser. C, FSA, 5s, 2/1/21                                               Aaa             1,526,850
          1,860,000 Chaska Indl. Dev. Rev. Bonds (Lifecore
                    Biomedical, Inc.), 10 1/4s, 9/1/20                                    BB/P            1,972,604
          1,050,000 Cloquet, Poll. Control Rev. Bonds
                    (Potlatch Corp.), 5.9s, 10/1/26                                       BBB               935,813
          2,540,000 Cohasset VRDN (Pwr. & Lt.), 3.05s, 6/1/20                             A-1+            2,540,000
          1,000,000 Duluth, Gross Rev. Bonds (Duluth Entertainment),
                    AMBAC, 6.3s, 11/1/22                                                  Aaa             1,065,000
                    Duluth, Econ. Dev. Auth. Hlthcare Fac. Rev. Bonds
          1,000,000 (BSM Properties, Inc.), Ser. A, 7.6s, 12/1/11                         Baa2            1,148,750
          1,000,000 (Duluth Clinic), AMBAC, 5 7/8s, 12/1/28                               BB/P              803,750
           750,000 East Grand Forks, Rev. Bonds (American Crystal
                    Sugar), Ser. A, 6s, 4/1/18                                            BBB+              754,688
          1,000,000 Elk River, G.O. Bonds (Indpt. School Dist. No 728),
                    Ser. A, MBIA, 5s, 2/1/19                                              Aaa               987,500
          1,440,000 Hennepin Cnty., G.O. Bonds, Ser. A, 5 1/8s, 12/1/19                   Aaa             1,434,600
          1,000,000 Hutchinson, G.O. Bonds (Indpt. School Dist.
                    No. 423), Ser. A, 5 3/4s, 2/1/13                                      Aa1             1,061,250
          1,565,000 Intl. Falls, Env. Fac. Rev. Bonds
                    (Boise Cascade Corp.), 7.2s, 10/1/24                                  Baa3            1,600,213
          1,500,000 Intl. Falls, Poll. Ctl. Rev. Bonds
                    (Boise Cascade Corp.), 5.65s, 12/1/22                                 BB+             1,318,125
          2,000,000 Martin Cnty., Hosp. Rev. Bonds (Fairmont
                    Cmnty. Hosp.), 6 5/8s, 9/1/22                                         BB+/P           1,795,000
          1,550,000 Medford, G.O. Bonds (Indpt. School Dist.
                    No. 763), Ser. A, FSA, 5 1/2s, 2/1/31                                 Aaa             1,571,313
                    Minneapolis Rev. Bonds (Walker Methodist
                    Sr. Svcs.)
          2,000,000 Ser. A, 6s, 11/15/28                                                  BB-/P           1,700,000
          1,300,000 Ser. C, 6s, 11/15/28                                                  BB-/P           1,105,000
                    Minneapolis & St. Paul Cmnty. Arpt. Rev. Bonds
          1,800,000 Ser. C, FGIC, 5 1/2s, 1/1/16                                          AAA             1,867,500
          2,100,000 Ser. A, 5s, 1/1/30                                                    Aaa             1,984,500
                    Minneapolis & St. Paul, Hsg. & Redev. Auth.
                    Hlthcare Syst. Rev. Bonds
          2,000,000 (HlthOne Obligated Group), Ser. A, MBIA,
                    6 3/4s, 8/15/14                                                       Aaa             2,029,860
          1,000,000 (Children's Hlthcare), Ser. A, FSA, 5.7s, 8/15/16                     Aaa             1,032,500
            665,000 Minneapolis & St. Paul, Hsg. & Redev. Auth. VRDN
                    (Children's Hlthcare), 3.1s, 8/15/25                                  VMIG 1            665,000
          1,105,000 Minneapolis, Cmnty. Dev. Agcy. Supported Dev.
                    Rev. Bonds (Grace-Lee Products Inc.),
                    Ser. 91-3, 8 1/4s, 12/1/11                                            A-              1,142,327
                    Minneapolis, G.O. Bonds
          3,000,000 (Sports Arena), 5.2s, 10/1/24                                         Aaa             2,981,250
          1,500,000 Ser. B, 5 1/8s, 12/1/24                                               Aaa             1,477,500
          1,500,000 (Sports Arena), 5 1/8s, 10/1/20                                       Aaa             1,490,625
          3,050,000 (Special School Dist. No. 1), 5s, 2/1/12                              Aa1             3,099,563
          1,210,000 Minneapolis, Single Family Rev. Bonds (Phase V),
                    FNMA Coll. & GNMA Coll., 6 1/4s, 4/1/22                               Aaa             1,258,400
          1,675,000 Minneapolis, Tax Increment G.O. Bonds, Ser. E, 5s,
                    3/1/26                                                                Aaa             1,624,750
                    Minnesota, Muni. Pwr. Agcy. Elec. Syst. Rev. Bonds
          1,000,000 FSA, 5 3/8s, 1/1/14                                                   Aaa             1,042,500
          3,000,000 Ser. B, AMBAC, 4 3/4s, 1/1/20                                         Aaa             2,808,750
          2,715,000 Minnetonka, Rev. Bonds (Indpt. School Dist.
                    No. 276), Ser. B, 5 3/4s, 2/1/22                                      Aa1             2,799,844
                    MN Agricultural & Econ. Dev. Board Rev. Bonds
            750,000 (Small Bus. Dev. Loan Program), Ser. B-Lot,
                    7s, 8/1/16                                                            BBB-/P            766,200
          3,000,000 (Fairview Hosp.), Ser. A, MBIA, 5 1/2s, 11/15/17                      Aaa             3,101,250
          1,400,000 (Benedictine Health), 5 1/4s, 2/15/14                                 Aaa             1,443,750
          1,000,000 (Benedictine Health), Ser. A, MBIA, 5s, 2/15/23                       Aaa               960,000
                    MN Pub. Fac. Auth. Wtr. Poll. Control Rev.
                    Bonds, Ser. A
          1,000,000 6 1/2s, 3/1/14                                                        Aaa             1,046,410
          1,000,000 5 1/4s, 3/1/17                                                        Aaa             1,013,750
          3,000,000 MN State Duluth Arpt. Tax Increment G.O. Bonds,
                    Ser. 95A, 6 1/4s, 8/1/14                                              Aaa             3,176,250
                    MN State G.O. Bonds
          2,500,000 5s, 11/1/19                                                           Aaa             2,462,500
          1,000,000 4s, 11/1/03                                                           Aaa             1,018,750
                    MN State Higher Ed. Fac. Auth. Rev. Bonds
            580,000 (U. St. Thomas), Ser. 4-P, 5.4s, 4/1/23                               A2                582,900
          1,000,000 (St. James Place), Ser. 4-L, 5.35s, 10/1/17                           A3              1,001,250
            500,000 (St. John's U.), Ser. 5-I, 5 1/4s, 10/1/26                            A3                478,750
          4,755,000 MN State Hsg. Fin. Agcy. IFB, 10.299s, 1/1/24
                    (acquired 4/14/00 cost $4,999,883) (RES)                              AA              4,782,911
                    MN State Hsg. Fin. Agcy. Single Fam. Mtge.
                    Rev. Bonds
          1,350,000 Ser. B-1, 6 3/4s, 1/1/26                                              Aa1             1,390,500
            595,000 Ser. Q, 6.7s, 1/1/17                                                  Aa2               624,006
          1,000,000 Monticello Big Lake Cmnty. Hosp. Dist. Rev. Bonds
                    (Hlthcare Fac.), Ser. A, 5 3/4s, 12/1/19                              BBB/P             893,750
          1,250,000 Mounds View G.O. Bonds (Indpt. School Dist.
                    No. 621), 5 3/8s, 2/1/20                                              Aa1             1,271,875
          1,500,000 New Hope, Hsg.& Hlth. Rev. Bonds
                    (Minnesota Masonic Home North Ridge),
                    5 7/8s, 3/1/29                                                        BB-/P           1,243,125
                    North St. Paul Maplewood G.O. Bonds
                    (Indpt. School Dist. No. 622), Ser. A, MBIA
          2,000,000 7.1s, 2/1/19                                                          Aaa             2,232,500
          3,000,000 6 7/8s, 2/1/15                                                        Aaa             3,326,250
          1,000,000 Northfield College Fac. Rev. Bonds
                    (St. Olaf College), 6.4s, 10/1/21                                     A3              1,035,000
                    Northfield, Hlthcare Fac. Rev. Bonds
                    (Retirement Ctr.), Ser. A
          1,230,000 6s, 5/1/28                                                            BB/P            1,011,675
            690,000 5 3/4s, 5/1/16                                                        BB/P              591,675
          1,125,000 Olmsted Cnty., Hlthcare Fac. Rev. Bonds
                    (Olmsted Med. Ctr.), 5.55s, 7/1/19                                    BB+/P             968,906
          2,000,000 Osseo G.O. Bonds (Indpt. School Dist. No. 279),
                    Ser. A, MBIA, 5 1/4s, 2/1/21                                          Aa1             2,007,500
          1,160,000 Ramsey Cnty., G.O. Bonds, Ser. A, 5 3/8s, 2/1/16                      Aaa             1,183,200
          1,150,000 Ramsey Cnty., Redev. Auth. Rev. Bonds
                    (Hanover Townhouses), 6s, 7/1/31                                      Aa3             1,152,875
                    Robbinsdale, G.O. Bonds (Indpt. School
                    Dist. No. 281)
          2,000,000 5 5/8s, 2/1/21                                                        Aa1             2,060,000
          1,500,000 MBIA, 5s, 2/1/14                                                      Aaa             1,520,625
          1,500,000 Rochester, Electric Util. Rev. Bonds, 5 1/4s,
                    12/1/30                                                               Aa3             1,485,000
          2,000,000 Rochester, G.O. Bonds (Indpt. School Dist.
                    No. 535), Ser. A, 5 1/4s, 2/1/15                                      Aa1             2,120,000
                    Rochester Hlthcare Fac. IFB (Mayo Foundation)
          3,000,000 Ser. E, 7.256s, 11/15/12                                              AA+             3,123,750
          3,300,000 Ser. H, 8 5/8s, 11/15/15 (SEG)                                        AA+             3,518,624
          3,900,000 Rochester Hlthcare Fac. Rev. Bonds (Olmsted
                    Med. Group), 7 1/2s, 7/1/19                                           AAA/P           4,402,124
          2,000,000 Roseville, G.O. Bonds (Indpt. School Dist.
                    No. 623), Ser. A, FSA, 5s, 2/1/25                                     Aaa             1,930,000
          2,500,000 Sartell Poll. Control Rev. Bonds (Champion Intl.),
                    6.95s, 10/1/12                                                        Baa1            2,591,350
          2,540,000 Sauk Rapids G.O. Bonds (Indpt. School Dist.
                    No. 47), Ser. B, FSA, zero %, 2/1/11                                  Aaa             1,625,600
          2,500,000 SCA Multi-Fam. Mtge. Rev. Bonds (Burnsville),
                    Ser. A-9, FSA, 7.1s, 1/1/30                                           Aaa             2,678,125
                    Southern MN Muni. Pwr. Agcy. Syst. Rev. Bonds
          1,240,000 Ser. B, 5s, 1/1/13                                                    A2              1,244,650
         10,000,000 MBIA, zero %, 1/1/20                                                  Aaa             3,737,500
          1,500,000 St. Cloud, Hlth. Care Rev. Bonds (St. Cloud Hosp.
                    Oblig. Group), Ser. A, 6 1/4s, 5/1/17                                 Aaa             1,650,000
          2,475,000 St. Paul, COP (Indpt. School Dist. No. 423),
                    Ser. C, 5 1/4s, 2/1/16                                                Aa3             2,490,469
                    St. Paul, Hsg. & Hosp. Redev. Auth. Rev. Bonds
                    (Hltheast)
          1,000,000 Ser. A, 6 5/8s, 11/1/17                                               Ba2               835,000
          1,000,000 Ser. B, 5.85s, 11/1/17                                                Ba2               757,500
            500,000 Ser. A, 5.7s, 11/1/15                                                 Ba2               381,875
          1,500,000 St. Paul, Hsg. & Redev. Auth. Rev. Bonds
                    (Regions Hosp.), 5.3s, 5/15/28                                        BBB+            1,282,500
                    U. of MN Rev. Bonds, Ser. A
          1,000,000 5 3/4s, 7/1/18                                                        Aa2             1,087,500
          1,000,000 5 1/2s, 7/1/08                                                        Aa2             1,086,250
            565,000 Western MN Muni. Pwr. Agncy. Rev. Bonds,
                    Ser. A, AMBAC, 5 1/2s, 1/1/16                                         Aaa               586,894
                                                                                                      -------------
                                                                                                        139,621,544

Nevada (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Las Vegas Monorail Rev. Bond (2nd Tier),
                    AMBAC, 7 3/8s, 1/1/40                                                 BB-/P           1,003,750
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $140,343,442) (b)                                         $ 142,155,294
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $144,005,118.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $140,343,442, resulting in gross unrealized appreciation and depreciation of $5,121,558 and $3,309,706, respectively, or net unrealized appreciation of $1,811,852.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted security held at May 31, 2001 was $4,782,911 or 3.3% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 2001.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at May 31, 2001.

      The fund had the following industry group concentrations greater than 10% at May 31, 2001 (as a percentage of net assets):

         Health care        28.6%
         Education          27.1

      The fund had the following insurance concentration greater than 10% at May 31, 2001 (as a percentage of net assets):

         MBIA               13.8%

------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 2001
                                                                 Unrealized
                                 Aggregate Face  Expiration    Appreciation/
                  Total Value        Value          Date      (Depreciation)
------------------------------------------------------------------------------
Municipal Bond
Future (Long)      $406,000        $402,298        Sep-01         $3,702
Municipal Bond
Future (Long)       102,688         104,297        Jun-01         (1,609)
------------------------------------------------------------------------------
                                                                  $2,093
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
May 31, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $140,343,442) (Note 1)                                        $142,155,294
-------------------------------------------------------------------------------------------
Cash                                                                                311,691
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    2,324,268
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              405,510
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      175,864
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                              3,531
-------------------------------------------------------------------------------------------
Total assets                                                                    145,376,158

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               277,860
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                    750,000
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                           42,729
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        180,942
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           25,418
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        12,827
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,350
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               66,498
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               13,416
-------------------------------------------------------------------------------------------
Total liabilities                                                                 1,371,040
-------------------------------------------------------------------------------------------
Net assets                                                                     $144,005,118

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $146,600,512
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                           (78,837)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (4,330,502)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        1,813,945
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $144,005,118

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($94,147,468 divided by 10,788,334 shares)                                            $8.73
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.73)*                                $9.17
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($47,677,909 divided by 5,479,522 shares) +                                           $8.70
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,179,741 divided by 249,866 shares)                                                $8.72
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.72)**                               $9.01
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

  + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended May 31, 2001
Tax exempt interest income:                                                     $ 8,378,052
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    702,565
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      158,320
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    10,564
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      6,630
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               182,607
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               394,372
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                13,111
-------------------------------------------------------------------------------------------
Other                                                                                82,590
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,550,759
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (131,623)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,419,136
-------------------------------------------------------------------------------------------
Net investment income                                                             6,958,916
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (668,505)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     130,824
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the year                                                 7,171,459
-------------------------------------------------------------------------------------------
Net gain on investments                                                           6,633,778
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $13,592,694
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                              Year ended May 31
                                                                         -------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  6,958,916     $  7,108,025
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                         (537,681)        (403,157)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments               7,171,459      (12,234,788)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        13,592,694       (5,529,920)
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (4,728,916)      (4,824,004)
--------------------------------------------------------------------------------------------------
   Class B                                                             (2,100,076)      (2,182,127)
--------------------------------------------------------------------------------------------------
   Class M                                                               (125,618)        (101,603)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)            3,065,312       (8,902,810)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 9,703,396      (21,540,464)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     134,301,722      155,842,186
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net
investment income of $78,837 and $73,651, respectively)              $144,005,118     $134,301,722
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.31        $9.05        $9.19        $8.95        $8.76
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .45          .44 (a)      .45 (a)      .45          .47
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .42         (.74)        (.14)         .24          .19
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .87         (.30)         .31          .69          .66
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.45)        (.44)        (.45)        (.45)        (.47)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.45)        (.44)        (.45)        (.45)        (.47)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.73        $8.31        $9.05        $9.19        $8.95
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 10.61        (3.30)        3.38         7.90         7.73
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $94,147      $86,868     $102,869     $100,806      $98,307
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .88          .89 (a)      .92 (a)     1.01         1.03
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.17         5.15 (a)     4.81 (a)     4.89         5.32
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 25.76        12.09        12.79        10.67        50.80
-----------------------------------------------------------------------------------------------------

(a) Reflects a management fee waiver during the period. As a result of such waiver, expenses of the fund for the year ended May 31, 2000, reflect a reduction of less than $0.01 per share. Expenses of the fund for the year ended May 31, 1999, reflect a reduction of $0.01 per share.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.29        $9.02        $9.16        $8.92        $8.73
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .39          .38 (a)      .38 (a)      .39          .41
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .41         (.73)        (.13)         .24          .19
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .80         (.35)         .25          .63          .60
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.39)        (.38)        (.39)        (.39)        (.41)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.39)        (.38)        (.39)        (.39)        (.41)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.70        $8.29        $9.02        $9.16        $8.92
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  9.78        (3.84)        2.70         7.20         7.04
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $47,678      $45,249      $51,360      $44,100      $35,333
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.53         1.54(a)      1.57(a)      1.66         1.68
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.52         4.50(a)      4.16(a)      4.22         4.67
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 25.76        12.09        12.79        10.67        50.80
-----------------------------------------------------------------------------------------------------

(a) Reflects a management fee waiver during the period. As a result of such waiver, expenses of the fund for the year ended May 31, 2000, reflect a reduction of less than $0.01 per share. Expenses of the fund for the year ended May 31, 1999, reflect a reduction of $0.01 per share.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.31        $9.04        $9.19        $8.94        $8.76
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .42          .42 (a)      .41 (a)      .42          .45
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .41         (.73)        (.14)         .26          .18
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .83         (.31)         .27          .68          .63
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.42)        (.42)        (.42)        (.43)        (.45)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.42)        (.42)        (.42)        (.43)        (.45)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.72        $8.31        $9.04        $9.19        $8.94
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 10.15        (3.49)        2.96         7.70         7.29
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,180       $2,185       $1,613       $1,492       $1,106
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.18         1.19 (a)     1.22 (a)     1.31         1.33
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.88         4.87 (a)     4.51 (a)     4.64         5.01
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 25.76        12.09        12.79        10.67        50.80
-----------------------------------------------------------------------------------------------------

(a) Reflects a management fee waiver during the period. As a result of such waiver, expenses of the fund for the year ended May 31, 2000, reflect a reduction of less than $0.01 per share. Expenses of the fund for the year ended May 31, 1999, reflect a reduction of $0.01 per share.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
May 31, 2001

Note 1
Significant accounting policies

Putnam Minnesota Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Minnesota personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital by investing primarily in a diversified portfolio of longer-term Minnesota tax exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher on-going distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an on-going distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended May 31, 2001, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2001, the fund had a capital loss carryover of approximately $3,313,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $  533,000    May 31, 2003
       832,000    May 31, 2004
       164,000    May 31, 2006
     1,614,000    May 31, 2008
       170,000    May 31, 2009

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These differences include temporary and permanent differences of post-October loss deferrals, dividends payable, unrealized gains and losses on certain futures contracts and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2001, the fund reclassified $9,492 to increase distribution in excess of net investment income with a decrease to accumulated net realized loss on investments of $9,492. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds, original issue discount, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended May 31, 2001, the fund's expenses were reduced by $131,623 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $533 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended May 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $28,644 and $499 from the sale of class A and class M shares, respectively and $50,363 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended May 31, 2001, Putnam Retail Management, acting as underwriter received $26,926 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended May 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $37,370,114 and $35,002,651, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At May 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,612,691        $ 14,060,839
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  391,966           3,394,826
---------------------------------------------------------------------------
                                             2,004,657          17,455,665

Shares
repurchased                                 (1,664,671)        (14,462,383)
---------------------------------------------------------------------------
Net increase                                   339,986        $  2,993,282
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    969,633        $ 8,330,592
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  385,763           3,298,977
---------------------------------------------------------------------------
                                             1,355,396          11,629,569

Shares
repurchased                                 (2,268,992)        (19,396,757)
---------------------------------------------------------------------------
Net decrease                                  (913,596)       $ (7,767,188)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    650,836         $ 5,638,091
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  174,581           1,507,558
---------------------------------------------------------------------------
                                               825,417           7,145,649

Shares
repurchased                                   (804,424)         (6,935,593)
---------------------------------------------------------------------------
Net increase                                    20,993         $   210,056
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    944,525        $ 8,148,812
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  179,197           1,527,643
---------------------------------------------------------------------------
                                             1,123,722           9,676,455

Shares
repurchased                                 (1,356,413)        (11,563,533)
---------------------------------------------------------------------------
Net decrease                                  (232,691)       $ (1,887,078)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    124,919         $ 1,057,505
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   13,130             113,470
---------------------------------------------------------------------------
                                               138,049           1,170,975

Shares
repurchased                                   (151,087)         (1,309,001)
---------------------------------------------------------------------------
Net decrease                                   (13,038)        $  (138,026)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    116,897          $1,030,599
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   10,400              88,673
---------------------------------------------------------------------------
                                               127,297           1,119,272

Shares
repurchased                                    (42,799)           (367,816)
---------------------------------------------------------------------------
Net increase                                    84,498          $  751,456
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Susan A. McCormack
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Minnesota Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN049  72906  847/238/129/  7/01